UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 11, 2008

GROEN BROTHERS AVIATION, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 0-18958

Utah	87-0489865
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2640 W. California Avenue
Salt Lake City, Utah  84104
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (801) 973-0177

Former name or former address, if changed since last report:  Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 11, 2008, Groen Brothers Aviation, Inc. (the “Company”) received a letter of resignation from Dennis Gauger, from the positions of Chief Financial Officer (CFO), Vice President of Finance, Secretary and Treasurer, and member of the Company’s Board of Directors, for reasons related to personal issues including acceptance of an increase in his commitment to his church for performing missionary work.

David Groen, the Company’s Chief Executive Officer (CEO), will be assuming the added responsibilities of CFO and Treasurer for the Company, until a replacement can be found and qualified.  Rene Bishop will be assuming the responsibilities of Corporate Secretary, which is a position she has previously held at Groen Brothers Aviation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2008	GROEN BROTHERS AVIATION, INC.

By: /s/ David Groen
David Groen
President and Chief Executive Officer